UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2007

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events

On April 18, 2007, Mothers Work, Inc. (the “Company”)  issued a press release announcing that it has completed the previously announced redemption of the remaining $90 million principal amount of its outstanding 11-1/4% Senior Notes.  The redemption was at a price of 105.625% of principal amount, plus accrued interest, pursuant to the optional redemption provisions of the Senior Notes.  As previously announced, the redemption was predominately funded through a $90 million senior secured Term Loan B due March 13, 2013 which was arranged by Bank of America Securities LLC.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued April 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 19, 2007	MOTHERS WORK, INC.

	By:	/s/ EDWARD M. KRELL
Edward M. Krell
Executive Vice President — Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Mothers Work, Inc. issued April 18, 2007